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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                            ______________________



                                   FORM 8-K



                               CURRENT REPORT,
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934




DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):AUGUST 1, 1997 (AUGUST 1, 1997)




                            NU-TECH BIO-MED, INC.

              (Exact Name of Registrant as Specified in Charter)




    DELAWARE                      0-11772                     25-1411971
 ---------------          ------------------------        -------------------
 (State or Other          (Commission File Number)         (I.R.S. Employer
   Jurisdiction                                           Identification No.)
of Incorporation)



             55 ACCESS ROAD
          WARWICK, RHODE ISLAND                       02886
          ----------------------                    ----------
          (Address of Principal                     (Zip Code)
            Executive Offices)



Registrant's telephone number, including area code: (401) 732-6520


                            ______________________





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                     INDEX TO CURRENT REPORT ON FORM 8-K
                           OF NU-TECH BIO-MED, INC.
                                AUGUST 1, 1997




ITEM                                                                   PAGE
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ITEM 5.      OTHER EVENTS                                               3


             SIGNATURES                                                 4










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Item 5.     Other Events.
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        On December 2, 1996, the Registrant completed a private placement of
14,000 shares of Series A Convertible Preferred Stock (the "Preferred Stock") for an aggregate purchase price of $14 million. Each share of Preferred Stock, by its terms, is convertible into such number of shares of Common Stock as shall equal $1,000 divided by a Conversion Rate equal to the lesser of (i) 75% of the average closing bid price of a share of Common Stock as reported by the SmallCap Market of the Nasdaq Stock Market for the five trading days prior to the date of the holders' notice of conversion or (ii) $17.50, subject to adjustment. The shares of Common Stock underlying the Preferred Stock were registered pursuant to the Registrant's Registration Statement on Form S-3 (File No. 333-30575) which was declared effective by the Securities and Exchange Commission on July 23, 1997.

     As of August 1, 1997, the Registrant does not have a sufficient number of unreserved shares of Common Stock to accommodate any additional conversions. The Registrant is advising the holders of unconverted shares of the Preferred Stock that future conversions have been suspended. Currently, the Registrant is authorized to issue 12,000,000 shares of Common Stock. Although no assurance can be given that the necessary shareholder approval will be obtained, the Registrant is proceeding with steps to obtain shareholder approval to amend its Certificate of Incorporation to increase the number of shares of its capital stock which it is authorized to issue.





















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                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                            NU-TECH BIO-MED, INC.


                            By: /s/ J. MARVIN FEIGENBAUM
                                ----------------------------------------------
                                Name:  J. Marvin Feigenbaum
                                Title: Chairman of the Board, President, Chief
                                       Executive and Chief Financial Officer


Date:  August 1, 1997



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